Rule 497(e)
File Nos. 333-01153 & 811-07549

SCHWAB SELECT ANNUITY®
A flexible premium deferred variable and fixed annuity contract

Issued by
Great-West Life & Annuity Insurance Company

Supplement dated March 28, 2016
to the Prospectus dated May 1, 2012

This Supplement amends certain information contained in the Prospectus dated May 1, 2012.

The Board of Trustees of the Wells Fargo Advantage Funds has approved the liquidation of the Wells Fargo Advantage VT Small Cap Value Fund (the “Fund”) on or around April 29, 2016 (the “Liquidation Date”). The Fund was closed to new purchases and additional contributions on April 29, 2005.

Contract Owners may transfer assets out of the Fund at any time prior to the Liquidation Date. As of the close of business April 28, 2016, any assets remaining in the Sub-Account for the Fund will be automatically transferred to the Sub-Account for the Schwab Government Money Market Portfolio™.

If you have questions or would like assistance, you may contact an annuity account representative by calling (800) 838-0650, or by writing to the Annuity Service Center at PO Box 173920, Denver, CO 80217-3920. You may also elect a transfer from the Sub-Account for the Fund to another Sub-Account via the Internet at www.schwab.com. Any transfer from the Sub-Account for the Fund to another investment option will not incur a transfer charge, and will not count against the annual free transfer limit.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2012.

Please read this Supplement carefully and retain it for future reference.